UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2024
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.     Material Modification to Rights of Security Holders.
To the extent applicable, the information set forth in Item 5.03 below is incorporated by reference into this Item 3.03.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment to Amended and Restated Articles of Incorporation
As described in Item 5.07 below, at the 2024 annual meeting of shareholders (the “2024 Annual Meeting”) of Post Holdings, Inc. (the “Company”) held on January 25, 2024, shareholders approved an amendment to the Company’s Amended and Restated Articles of Incorporation (the “Articles Amendment”) to declassify the Company’s Board of Directors and provide for the annual election of directors commencing at the Company’s 2025 annual meeting of shareholders. As a result of the shareholder approval of the Articles Amendment, the terms of all of the members of the Company’s Board of Directors, including those elected at the 2024 Annual Meeting in connection with Proposal 1 described in Item 5.07 below, will expire at the 2025 annual meeting of shareholders, and beginning at the 2025 annual meeting of shareholders and at each annual meeting thereafter, each director will stand for election for a term expiring at the next annual meeting. A description of the Articles Amendment was provided in “Approval of Amendment to the Articles of Incorporation to Declassify the Company’s Board of Directors (Proxy Item No. 4)” of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on December 11, 2023. The Articles Amendment was previously approved by the Company’s Board of Directors, subject to shareholder approval, and became effective upon filing with the Secretary of State of the State of Missouri on January 26, 2024.
The foregoing description of the terms of the Articles Amendment does not purport to be complete and is qualified in its entirety by reference to the Company’s Articles Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.
Amended and Restated Bylaws
On January 26, 2024, a corresponding amendment and restatement of the Company’s Amended and Restated Bylaws (as amended and restated, the “seventh Amended and Restated Bylaws”), which was previously approved by the Company’s Board of Directors, subject to shareholder approval of the Articles Amendment and to be effective upon filing of the Articles Amendment with the Secretary of State of the State of Missouri, became effective. The seventh Amended and Restated Bylaws removed references to, and made certain conforming changes to eliminate, the classified structure of the Company’s Board of Directors. The seventh Amended and Restated Bylaws also included certain technical and other administrative changes that do not substantively affect shareholder rights, including reserving the white proxy card for use by the Company’s Board of Directors in Article I, Section 8 and Article II, Section 1 and clarifying that the Board of Directors will fill officer position vacancies for any officer position that can only be filled by action of the Board of Directors in Article III, Section 4.
The foregoing description of the seventh Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the seventh Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report, a marked copy of which is filed as Exhibit 3.3 to this Current Report and which is incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held the 2024 Annual Meeting entirely virtually, conducted via a live audio-only webcast on Thursday, January 25, 2024. At the 2024 Annual Meeting, of the 60,528,625 shares outstanding and entitled to vote, 55,398,204 shares were represented, constituting a 91.52% quorum. The final results for each of the matters submitted to a vote of shareholders at the 2024 Annual Meeting are as follows:
Proposal 1:    All of the nominees for director were elected to serve until the Company’s annual meeting of shareholders to be held in 2025 or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes	Percentage of Votes Cast For
William P. Stiritz	47,995,987	721,619	156,421	6,524,177	98.20%
Thomas C. Erb	47,065,246	1,637,409	171,372	6,524,177	96.30%
Jennifer Kuperman	48,410,256	310,103	153,668	6,524,177	99.05%

Proposal 2:    The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024 was ratified by the shareholders, by the votes set forth in the table below:

For	Against	Abstain	Uncast	Percentage of Votes Cast For
54,935,790	305,937	156,472	5	99.17%
Proposal 3:    The Company’s executive compensation, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 11, 2023, was approved by the non-binding advisory votes of the shareholders set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Percentage of Votes Cast For
42,884,063	5,820,334	169,630	6,524,177	87.74%
Proposal 4:    The Company’s proposed amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, to declassify the Company’s Board of Directors by eliminating its three classes and providing for the annual election of directors commencing at the Company’s 2025 annual meeting of shareholders was approved by the shareholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Percentage of Outstanding Shares Approving the Articles Amendment
48,670,643	41,676	161,708	6,524,177	80.41%

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Amendment of Amended and Restated Articles of Incorporation of Post Holdings, Inc., effective January 26, 2024
3.2	Amended and Restated Bylaws of Post Holdings, Inc., effective January 26, 2024
3.3	Amended and Restated Bylaws of Post Holdings, Inc., marked to show amendments, effective January 26, 2024
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2024	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
	Name:	Diedre J. Gray
	Title:	Executive Vice President, General Counsel & Chief Administrative Officer, Secretary

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